UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 4, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 4, 2015, Authentidate Holding Corp. issued a press release announcing that is has rescheduled its annual meeting of stockholders to May 28, 2015. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information

Authentidate plans to file revised proxy materials with the SEC, in connection with its solicitation of proxies. STOCKHOLDERS ARE URGED TO READ THE REVISED 2015 PROXY STATEMENT WHEN IT IS AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AUTHENTIDATE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of Authentidate’s revised 2015 Proxy Statement and any other documents filed by Authentidate with the SEC in connection with the 2015 Annual Meeting, when available, at the SEC’s website (www.sec.gov), at Authentidate’s website (www.authentidate.com) or by directing a request to Authentidate Holding Corp., Inc., 300 Connell Drive, 5th Floor, Berkeley Heights, N.J., 07922, Attention: Investor Relations.

Certain Participant Information

Authentidate, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Authentidate’s stockholders in connection with the 2015 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in Authentidate’s revised 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Such information can also be found in Authentidate’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, filed with the SEC on September 29, 2014, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting Authentidate at the contact information set forth above. Certain executive officers and/or directors of Authentidate may have interests in the transaction that may differ from the interests of Authentidate’s stockholders generally. These interests will be described in the proxy statement for the Annual Meeting when it is filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit	Description

99.1	Press Release of Authentidate Holding Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer and President

Date: March 4, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Authentidate Holding Corp.

4